Exhibit 10.21
CONSENT AND ELECTION FORM

Name of Investor:	EIN:
This Consent and Election Form (the “Form”) is to be completed by each Investor in the manner described below. You are being asked to (i) consent to permit your Existing Entity to participate in the Consolidation Transaction and to consent to the Organizational Document Amendments, and (ii) to make an election as to the consideration you would like to receive in the Consolidation Transaction. Capitalized terms used but not defined herein (including in this introductory paragraph) shall have the meanings ascribed to them in the Consent Solicitation Statement and Confidential Offering Memorandum.

If you are an Eligible Investor who Wants to Elect to Receive Common Stock or OP Units in exchange for your Interests, please refer to:	If you are an Eligible Investor who Wants to Elect to Receive Cash in exchange for your Interests, please refer to:	If you are not an Eligible Investor, please refer to:

Section I below— The consent (please check the applicable box).

Section II below — The election (please check the applicable box).

Signature Block — please sign this Form below.

Irrevocable Exchange and Subscription Agreement — please sign the agreement and the accompanying power-of-attorney.
Section I below— The consent (please check the applicable box).

Section II below — The election (please check the applicable box).

Signature Block — please sign this Form below.

Substitute W-9 Form and FIRPTA Affidavit — please complete, sign and return.	Section I below— The consent (please check the applicable box).

Section II below — The election (please check the box indicating that you are not an Eligible Investor, and will therefore be automatically receiving cash in exchange for your Interests).

Signature Block — please sign this Form below.

Substitute W-9 Form and FIRPTA Affidavit — please complete, sign and return.		Substitute W-9 Form and FIRPTA Affidavit — please complete, sign and return.

The opportunity to complete and deliver this Form expires at 5:00 p.m., Eastern Standard Time, on June 24, 2005 (the “Expiration Time”), unless extended by CSA (the “CSA”).
In order for this form to be timely, this Form must be delivered by mail (registered or certified mail, return receipt requested, postage prepaid), by overnight courier (with delivery charges prepaid), by hand to the following address, or by fax to the fax number listed below, so that it is received prior to the Expiration Time:
c/o Cogdell Spencer Advisors Inc.
4401 Barclay Downs Drive
Suite 300
Charlotte, North Carolina 28209-4670
Tel: (704)  940-2900
Fax: (704)  940-2957
Attention: Frank Spencer
Alternatively, you may deliver your signed documents by hand to your local CSA office. Please refer to www.cogdellspencer.com in order to determine the location of your local CSA office or to the Investor Information Sheet for the telephone number of your local CSA office. If you would like someone from CSA to pick-up your documents, please contact your local office in order to arrange for such pick-up.

SECTION I: CONSENT
1.	The first decision relates to whether you, an Investor in the Existing Entity listed below, wish to consent to the participation of the applicable Existing Entity in the Consolidation Transaction, as described in the Consent Solicitation Statement and Confidential Offering Memorandum. You may vote differently as to each Existing Entity in which you are an Investor.

Please check only One Box for the Existing Entity in which you are an Investor.

Name of Existing Entity**	Check the Box Below to Consent to Participation	Check the Box Below to Deny Consent to Participation

	❒	❒

2.	The second decision relates to whether you, an Investor in the Existing Entity listed below, wish to consent to the Organizational Document Amendments, as described in the Consent Solicitation Statement and Confidential Offering Memorandum. You may vote differently as to each Existing Entity in which you are an Investor.

Please check only One Box for the Existing Entity in which you are an Investor.

Check the Box Below to consent to the Organizational Document Amendments	Check the Box Below to Deny the Organizational Document Amendments

❒	❒

SECTION II: ELECTION
The undersigned, a holder of Interests specified above, in his or her or its capacity as a holder of such Interests, elects the following:

☐ CHECK HERE IF YOU ELECT
CASH CONSIDERATION
IN THE CONSOLIDATION TRANSACTION
The effects of making a cash election are more fully described in the Consent Solicitation Statement and the Confidential Offering Memorandum.

☐ CHECK HERE IF YOU ELECT
OP UNITS
IN THE CONSOLIDATION TRANSACTION
☐ CHECK HERE IF YOU ELECT
COMMON STOCK
IN THE CONSOLIDATION TRANSACTION
The undersigned Investor, desires to enter into the Irrevocable Exchange and Subscription Agreement for the subscription of the subscribed OP Units or Common Stock in exchange for the Investor’s Interest, hereby agrees to all of the terms and provisions of this Irrevocable Exchange and Subscription Agreement and agrees that such Investor is bound by all such terms and provisions and that such Investor is not exercising its option, if applicable, to receive cash in exchange for its Interest.

PLEASE NOTE THAT INVESTORS WHO ARE NOT ELIGIBLE INVESTORS WILL AUTOMATICALLY RECEIVE CASH IN CONSIDERATION OF THEIR INTEREST IF THE EXISTING ENTITY IN WHICH THEY OWN INTERESTS PARTICIPATES IN THE CONSOLIDATION TRANSACTION. THEY ARE NOT ENTITLED OR PERMITTED TO RECEIVE ANY OP UNITS OR COMMON STOCK IN THE CONSOLIDATION TRANSACTION.
NOTE THAT IF YOU DO NOT MAKE ANY ELECTION OR YOU FAIL TO RETURN THE DOCUMETNS AS INSTRUCTED BY THE EXPIRATION TIME, AND THE EXISTING ENTITY IN WHICH YOU HOLD AN INTEREST PARTICIPATES IN THE CONSOLIDATION TRANSACTION, YOU WILL RECEIVE CASH IN EXCHANGE FOR YOUR INTERESTS.
Please sign your name below exactly in the same manner as the name(s) in which ownership of the Interests is registered. When Interests are held by two or more joint holders, all such holders must sign. When signing as attorney-in-fact, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by the President or other authorized officer. If a partnership or limited liability company, please sign in partnership or limited liability company name by an authorized person.
The undersigned has carefully reviewed this Form, the Consent Solicitation Statement and the Confidential Offering Memorandum and the other Subscription Documents. The undersigned represents and warrants that the undersigned has read the Consent Solicitation Statement and the Confidential Offering Memorandum in its entirety and has relied upon and is making his, her or its decision to consent to the matters specified herein and to elect to receive the consideration specified herein based solely upon his, her or its review and evaluation of the Consent Solicitation Statement and the Confidential Offering Memorandum and is not relying on the Company or any of its subsidiaries, affiliates or any of their respective representatives or agents with respect to any tax or other economic considerations involved in connection with the Consolidation Transaction. The undersigned represents and warrants that the undersigned has been advised to consult with his, her or its tax, legal and other advisors regarding the Consolidation Transaction and its effects, the tax consequences of making and not making an election hereunder, and has obtained, in the undersigned’s judgment, sufficient information to evaluate the merits and risks of a executing and making this cash election.
The undersigned hereby represents and warrants that the undersigned has good and marketable title to the Interests described above and the undersigned’s Interest will on the Closing Date be free and clear of all pledges, claims, liens, restrictions, charges, encumbrances, security interests, conditional sales agreements and other obligations of any kind or nature. The undersigned will not sell, convey, assign or otherwise transfer all or any portion of such Interest prior to the Closing Date. The undersigned agrees that the undersigned will, upon request, execute, deliver and/or provide any additional documents deemed by the Company to be necessary or desirable to confirm the foregoing.
The undersigned also represents that, if the undersigned (i) has elected Common Stock or Cash in exchange for its Interests and (ii) the Consolidation Transaction is treated as a merger for U.S. federal income tax purposes, of the undersigned’s Existing Entity, the undersigned (a) acknowledges that its Interests are being purchased by Cogdell Spencer OP (or its affiliate) and (b) consents and agrees to treat the Consolidation Transaction as a purchase of the undersigned’s Interests for U.S. federal income tax purposes.

     IN WITNESS WHEREOF, the undersigned has caused this Form to be executed as this ___day of ___, 2005.

For Individual Investors:	For Investors other than Individuals:

Signature	(Please Type or Print Full Legal Name of Investor — Do not use abbreviations or all caps unless included in legal name)

By:
(Please Type or Print Name)		Signature

Signature of Spouse, if joint investment	(Please	Type or Print Name of Signatory)

Title:
(Please type Name of Spouse, if joint investment)